Rational/ReSolve Adaptive Asset Allocation Fund

(the “Fund”)

Class A: RDMAX	Class C: RDMCX	Institutional: RDMIX

April 1, 2021

The information in this Supplement amends certain information contained in the Fund’s Statement of Additional Information dated May 1, 2020 (the “SAI”), as supplemented June 26, 2020.

______________________________________________________________________________

Effective April 1, 2021, ReSolve Asset Management SEZC (Cayman) (the “Trading Advisor”) serves as the trading advisor of the Fund. In addition, Andrew Butler, Portfolio Manager of ReSolve Asset Management Inc. (“ReSolve” or the “Sub-Advisor”) and Michael Philbrick, President, Managing Partner, and Chief Compliance Officer of the Trading Advisor, have been added as portfolio managers of the Fund. Adam Butler and Rodrigo Gordillo will continue to serve as portfolio managers to the Fund. Accordingly, the following revisions to the SAI are effective April 1, 2021:

1. Under the section of the Fund’s SAI entitled “Mutual Fund and Variable Insurance Trust,” the following is added:

ReSolve Asset Management SEZC (Cayman) (“Resolve Global” or the “Trading Advisor”) acts as the trading advisor to Rational/ReSolve Adaptive Asset Allocation Fund.

2. Under the section of the Fund’s SAI entitled “Mutual Fund and Variable Insurance Trust,” the sentence “References herein to the Advisor also include the Sub-Advisors, as applicable.” is replaced with the following:

References herein to the Advisor also include the Sub-Advisors and the Trading Advisor, as applicable.

3. The section of the Fund’s SAI entitled “Advisor and Sub-Advisors—The Sub-Advisors” is renamed “Advisor, Sub-Advisors, and Trading Advisor.”

4. The section of the Fund’s SAI now named “Advisor, Sub-Advisors, and Trading Advisor—Rational/ReSolve Adaptive Asset Allocation Fund” is replaced with the following:

ReSolve Asset Management, Inc., a registered investment advisory firm founded in September 2015, has been retained to act as the sub-advisor to the Fund pursuant to a sub-

1

advisory agreement with the Advisor. ReSolve is controlled by Mighty Oak Holdings Inc., which in turn is 100% owned by Jason Russell.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay ReSolve 12.5% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to ReSolve by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The sub-advisory agreement is effective for an initial one-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the sub-advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ending June 30, 2021.

ReSolve Asset Management SEZC (Cayman) (“ReSolve Global” or the “Trading Advisor”), located at 90 North Church Street Strathvale House, 5th Floor Georgetown, Grand Cayman, Cayman Islands, KY1-9012. The Trading Advisor is registered with the CFTC as a “commodity pool operator” and as a “commodity trading advisor.” ReSolve Global is registered with the Cayman Islands Monetary Authority as a Registered Person under section 5(4) and schedule 4 of the Securities Investment Business Law (as revised and amended) of the Cayman Islands. Founded in 2019, ReSolve Global, in addition to serving as the Fund’s trading advisor, provides investment management and trading advisor services to ReSolve Asset Management Inc. (Canada), sophisticated persons, and private funds. The principal owner of ReSolve Global is Michael Philbrick.

As compensation for the trading advisory services it provides to the Fund, the Advisor will pay ReSolve Global 37.5% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Trading Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Trading Advisory Agreement is effective through December 31, 2021 and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Trading Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the fiscal period ending June 30, 2021.

5. The section of the Fund’s SAI entitled “Advisor and Sub-Advisors—Portfolio Manager Information—Rational/ReSolve Adaptive Asset Allocation Fund” is replaced with the following:

Rational/ReSolve Adaptive Asset Allocation Fund. Andrew Butler, Michael Philbrick, Adam Butler, and Rodrigo Gordillo serve as the Fund’s portfolio managers responsible for the day-to-day management of the Fund’s portfolio. Andrew Butler receives a salary from ReSolve plus an annual bonus based on a percentage of ReSolve’s overall profits. He participates in a pension plan. Adam Butler and Messrs. Philbrick and Gordillo receive compensation from ReSolve Global based on a percentage of ReSolve Global’s overall

2

profits. Each of them participates in a pension plan and would be entitled to a portion of the proceeds from the sale of all or a portion of ReSolve Global’s business.

As of December 31, 2020, the number of, and total assets in all registered investment companies (other than the Fund), other pooled investment vehicles, and other accounts overseen by the portfolio managers of the Fund are shown below:

Rational/ReSolve Adaptive Asset Allocation Fund

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Andrew Butler	0	0	0	0	0	0
Michael Philbrick	1	57.31	4	79.56	0	0
Adam Butler	1	57.31	4	79.56	564	59.93
Rodrigo Gordillo	1	57.31	4	79.56	564	59.93

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Andrew Butler	0	0	0	0	0	0
Michael Philbrick	1	57.31	4	79.56	0	0
Adam Butler	1	57.31	4	79.56	0	0
Rodrigo Gordillo	1	57.31	4	79.56	0	0

* * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

3